                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant                                                      [X]
Filed by a party other than the Registrant                                   [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 PSB GROUP, INC.
                (Name of Registrant as Specified in Its Charter)

                   __________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                            if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:_______________________

          (2) Aggregate number of securities to which transaction applies:_______________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               _________________________________________________________________

          (4)  Proposed maximum aggregate value of transaction:
               _______________________________

          (5)  Total fee paid: _________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

     Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid: _________________________________________

          (2)  Form, Schedule or Registration Statement:_ ______________________

          (3)  Filing Party: ___________________________________________________

          (4)  Date Filed: _____________________________________________________

                                 PSB GROUP, INC.
                             1800 EAST 12 MILE ROAD
                         MADISON HEIGHTS, MI 48071-2600
                                 (248) 548-2900

                                                               November __, 2008

Dear Shareholder:

     I am pleased to invite you to attend a special meeting of shareholders of PSB Group, Inc. to be held on __________, December __, 2008. We will hold the meeting at 9:00 a.m. at the Ukrainian Cultural Center, 26601 Ryan Road, Warren, Michigan. The purpose of the special meeting is to consider an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of common stock and to authorize the issuance of preferred stock by the Company.

     On the page following this letter, you will find the Notice of Meeting. Following the Notice of Meeting is the proxy statement which describes these matters. Also enclosed you will find your proxy card, which allows you to vote on these matters.

     Your vote is important. A majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. PLEASE COMPLETE AND MAIL IN YOUR PROXY CARD PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE MEETING. You can attend the meeting and vote in person, even if you have sent in a proxy card.

     The Board of Directors recommends that shareholders vote FOR each of the proposals stated in the proxy statement.

     The rest of the Board and I look forward to seeing you at the meeting. Whether or not you can attend, we greatly appreciate your cooperation in returning the proxy card.

                                        Sincerely,


                                        Michael J. Tierney
                                        President and Chief Executive Officer

                                 PSB GROUP, INC.
                             1800 EAST 12 MILE ROAD
                         MADISON HEIGHTS, MI 48071-2600

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TIME..........................   9:00 a.m. on ___________, December __, 2008

PLACE.........................   Ukrainian Cultural Center
                                 26601 Ryan Road
                                 Warren, Michigan

ITEMS OF BUSINESS.............   (1)  To amend the Company's articles of
                                      incorporation to increase the number of
                                      authorized common shares and to authorize
                                      the issuance of preferred stock by the
                                      Company.

                                 (2)  To consider and act upon a proposal to
                                      adjourn or postpone the meeting, if
                                      necessary, in the event that an
                                      insufficient number of shares is present in person or by proxy to approve and adopt the proposal to amend the articles of incorporation.

                                 (3)  To transact such other business as may
                                      properly come before the Meeting.

RECORD DATE...................   You can vote if you are a shareholder of record
                                 on November __, 2008.

QUORUM........................   A majority of the shares of common stock must
                                 be represented at the meeting. If there are
                                 insufficient shares, the meeting may be
                                 adjourned.

November __, 2008                                                David A. Wilson
                                                                       Secretary

                                TABLE OF CONTENTS

SOLICITATION AND VOTING.....................................................   1
   Shareholders Entitled to Vote............................................   1
   Voting Procedures........................................................   1
   Voting Procedures for Shares in the Company's 401(k) Plan................   2
   Required Vote............................................................   2
   No Rights of Dissenting Shareholders.....................................   2
   Revoking a Proxy.........................................................   2
   List of Shareholders.....................................................   2
   Cost of Proxy Solicitation...............................................   2
   Inspector of Election....................................................   3
   Other Matters............................................................   3
   Authority to Adjourn Special Meeting to Solicit Additional Proxies.......   3
PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION.............................   3
SECURITY OWNERSHIP OF SHAREHOLDERS HOLDING 5% OR MORE.......................   6
WHERE YOU CAN FIND MORE INFORMATION.........................................   7
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
   NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS...............   7

                                 PSB GROUP, INC.

                             1800 EAST 12 MILE ROAD
                         MADISON HEIGHTS, MI 48071-2600

                             SOLICITATION AND VOTING

     We are sending you this Proxy Statement and the enclosed proxy card because the Board of Directors of PSB Group, Inc. (the "Company" "we" or "us") is soliciting your proxy to vote at a Special Meeting of Shareholders (the "Special Meeting"). This Proxy Statement summarizes the information you need to know to vote intelligently at the Special Meeting.

     You are invited to attend our Special Meeting of Shareholders on December __, 2008 beginning at 9:00 a.m. The Special Meeting will be held at the Ukrainian Cultural Center, 26601 Ryan Road, Warren, Michigan.

     This Proxy Statement and the enclosed form of proxy are being mailed starting on or around November __, 2008.

SHAREHOLDERS ENTITLED TO VOTE

     Holders of record of common stock of the Company at the close of business on November __, 2008 are entitled to receive this notice. Each share of common stock of the Company is equal to one vote.

     As of the record date, there were __________ common shares outstanding.

VOTING PROCEDURES

     You can vote on matters to come before the meeting in one of three ways:

          -    you can come to the Special Meeting and cast your vote there;

          - you can vote by giving a proxy to another person who can cast your vote at the Special Meeting; or

          - you can vote by signing and returning the enclosed proxy card. If you do so, the individuals named as proxies on the card will vote your shares in the manner you indicate.

     You may also choose to vote for each proposal by simply signing, dating and returning the enclosed proxy card without further direction. All signed and returned proxies that contain no direction as to vote will be voted FOR each of the proposals.

     The Board of Directors has selected itself as the persons to act as proxies on the proxy card.

     If you plan to attend the Special Meeting and vote in person, you should request a ballot when you arrive. IF YOUR SHARES ARE HELD IN THE NAME OF YOUR BROKER, BANK OR OTHER NOMINEE, THE INSPECTOR OF ELECTION WILL REQUIRE YOU TO PRESENT A POWER OF ATTORNEY OR PROXY IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE FOR YOU TO VOTE SUCH SHARES AT THE SPECIAL MEETING. Please contact your broker, bank or nominee.

VOTING PROCEDURES FOR SHARES IN THE COMPANY'S 401(K) PLAN

     If you participate in the Company's 401(k), Profit Sharing and Employee Stock Ownership Plan (the "401(k) Plan"), please return your proxy in the envelope on a timely basis to ensure that your proxy is voted. If you own or are entitled to give voting instructions for shares in the 401(k) Plan and do not vote your shares or give voting instructions, generally, the Plan Administrator or Trustee will vote your shares in the same proportion as the shares for all plan participants for which voting instructions have been received. Holders of shares in the 401(k) Plan will not be permitted to vote such shares at the Special Meeting, but their attendance is encouraged and welcome.

REQUIRED VOTE

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders at the Special Meeting is necessary to constitute a quorum. Abstentions and broker "non votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non vote" occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker, bank or nominee does not have discretionary authority to vote and has not received instructions from the beneficial owner.

     Once a quorum is achieved, the affirmative vote of a majority of the issued and outstanding shares entitled to vote is required to approve the amendment to articles of incorporation. Abstentions and broker non votes have the effect of a vote against the proposed amendment.

     Any other matter that may properly come before the special meeting requires that more shares be voted in favor of the matter than are voted against the matter. Abstentions and broker non votes are not counted.

NO RIGHTS OF DISSENTING SHAREHOLDERS

     Under applicable Michigan laws and the Company's articles of incorporation and bylaws, shareholders do not have the right to dissent and to receive the fair value of their shares in cash.

REVOKING A PROXY

     If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

          -    You may send in another proxy with a later date;

          - You may notify the Company's Secretary in writing at PSB Group, Inc., 1800 East 12 Mile Road, Madison Heights, Michigan 48071-2600; or

          -    You  may revoke by voting in person at the Special Meeting.

     If you choose to revoke your proxy by attending the Special Meeting, you must vote in accordance with the rules for voting at the Special Meeting. Attending the Special Meeting alone will not constitute revocation of a proxy.

LIST OF SHAREHOLDERS

     A list of shareholders entitled to vote at the Special Meeting will be available at the Company's offices at 1800 East 12 Mile Road, Madison Heights, Michigan for a period of ten days prior to the Special Meeting. A list will also be available at the Special Meeting itself.

COST OF PROXY SOLICITATION

     We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, mail or telegram. Directors, officers and employees who solicit proxies will not be compensated for such activities. We have not hired and do not intend to hire a proxy solicitation firm to assist us in the distribution and solicitation of proxies. The Company will also request persons, firms and corporations holding shares in their names for other beneficial owners to send proxy materials to such beneficial owners. The Company will reimburse these persons for their expenses.

INSPECTOR OF ELECTION

     Your proxy returned in the enclosed envelope will be delivered to the Company's Secretary, David A. Wilson. The Board of Directors has designated Barbara Heath and Rhonda Kozlowski of PSB Group, Inc. to act as inspectors of election and to tabulate the votes at the Special Meeting. After the final adjournment of the Special Meeting, the proxies will be returned to the Company.

OTHER MATTERS

     The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than as stated in the Notice of Special Meeting of Shareholders. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the proxies to vote the shares on such matters in their discretion.

AUTHORITY TO ADJOURN SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

     In the event that there are not sufficient votes to constitute a quorum or to approve the proposal to amend the articles of incorporation at the time of the special meeting, the proposal cannot be approved unless the special meeting is adjourned or postponed to a later date or dates in order to permit further solicitation of proxies. In order to allow proxies that have been received by the Company at the time of the special meeting to be voted for an adjournment or postponement, if deemed necessary, the Company has submitted the question of adjournment or postponement to its shareholders as a separate matter for their consideration. If it is deemed necessary to adjourn the special meeting, no notice of the adjourned meeting is required to be given to the Company's shareholders, other than an announcement at the special meeting of the place, date and time to which the special meeting is adjourned.

                 PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION

GENERAL

     In October 2008, the U.S. Department of Treasury announced a voluntary Capital Purchase Program under the Emergency Economic Stabilization Act of 2008 whereby it would purchase senior preferred stock of qualifying bank holding companies on what our board considers to be favorable terms (the "Treasury program"). Participants in the Treasury program are also required to issue warrants to purchase a number of shares of common stock having an aggregate market price equal to 15% of the senior preferred amount. The U.S. Department of Treasury's term sheet summarizing the terms of its proposed investment is attached hereto as Appendix A.

     Our Board of Directors has unanimously approved and recommended that our shareholders adopt an amendment to the Company's articles of incorporation to authorize the issuance of up to 200,000 shares of preferred stock with such rights and preferences as the Board may determine in order to participate in the Treasury program. The Board of Directors believes that authorizing the Board to issue preferred stock will enable the Company to raise capital to help ensure that its wholly-owned bank subsidiary, Peoples State Bank, remains well-capitalized. We are also asking our shareholders to approve an increase in the number of authorized common shares from 5,000,000 to 7,000,000. Management considers the increase in authorized shares of common stock desirable to permit the issuance of common stock warrants under the Treasury program and to provide maximum flexibility with respect to our ability to augment the Company's capital in the future and to provide flexibility for declaration of stock dividends and for other proper corporate purposes in the long term.

     Currently, we are not authorized to issue preferred stock. If the amendment is adopted by the shareholders of the Company, the shares of preferred stock will be available for issuance in connection with the Treasury program and from time to time for such purposes and consideration as the Board may approve. No further vote of the shareholders of the Company will be required, except as provided under Michigan law. The Board of Directors believes that it is advisable to increase the Company's authorized capital to include preferred stock in order take advantage of the Treasury program and to help ensure that its wholly-owned bank subsidiary, Peoples State Bank, remains well-capitalized.

     The Company's preferred stock may have such terms, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and other rights, preferences and limitations, as determined by the Board in its sole discretion. The Board will also have the sole authority to issue such shares of preferred stock to whomever and for whatever purposes it may deem appropriate. The Board currently anticipates that it will issue the maximum amount available (3% of risk adjusted assets) under the Treasury program with the terms, rights and preferences set forth on Appendix A and will issue a number of warrants exercisable for Company common stock equal to 15% of the senior preferred amount. The exercise price for the warrants, and the market price for determining the number of shares of common stock subject to the warrant is the market price for the Company's common stock on the date of the senior preferred investment (calculated on a 20-trading day trailing average). The warrants will have additional terms and features set forth on Appendix A.

POTENTIAL EFFECTS OF THE PROPOSED AMENDMENT

     In deciding whether to issue shares of preferred or common stock, the Board of Directors will consider the terms of such capital stock and the effect of the issuance on the operating results of the Company and its existing shareholders. With the exception of stock dividends, issuances of common stock or one or more series of preferred stock may result in dilution to the investments of existing shareholders. Issuances of common or preferred stock could be used to discourage or make it more difficult for a person to acquire control of the Company or remove management. The Board of Directors did not propose this amendment for the purpose of discouraging mergers or changes in control of the Company.

     The text of the proposed amendment to the articles of incorporation is set forth in Appendix B attached hereto. Shareholders are urged to read Appendix B carefully.

     The Board intends to issue shares of preferred stock and common stock warrants as soon as possible under the Treasury program. None of our directors or executive officers has any financial or other personal interest in this proposal except as described herein.

REQUIRED VOTE

     The affirmative vote of a majority of issued and outstanding shares of the Company's common stock entitled to vote is required for approval of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES AND TO AUTHORIZE THE ISSUANCE OF PREFERRED STOCK BY THE COMPANY.

             SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTORS
                 MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND
                 ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

     The following tables show, as of November __, 2008, the name and capital stock ownership of each director and executive officer of the Company and the Bank, and capital stock ownership of all officers and directors of the Company as a group.

                                                                BENEFICIAL OWNERSHIP
                             Name                                 CURRENT SHARES(1)    PERCENT
-------------------------------------------------------------   --------------------   -------
David L. Wood (Director-Chairman)                                      57,699(2)         1.69%
Michael J. Tierney (Director and Executive Officer)                    38,708(3)         1.13%
James B. Jacobs (Director)                                              4,286(4)            *
Michael J. Kowalski (Director)                                         38,098(5)         1.11%
Longine V. Morawski (Director)                                         71,538(6)         2.09%
Sydney L. Ross (Director)                                              56,377(7)         1.65%
Edward H. Turner (Director)                                            15,981(8)            *
Michael J. Banks (Executive Officer)                                   14,251(9)            *
Tami Janowicz (Executive Officer)                                      4,138(10)            *
Vincent J. Szymborski (Executive Officer)                             14,799(11)            *
David A. Wilson (Executive Officer)                                   13,142(12)            *
All directors and executive officers as a group (13 persons)            350,015         10.23%

* less than one percent.

----------
(1) The securities "beneficially owned" by an individual are determined as of November __, 2008 by information obtained from the persons listed above, in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power. Unless otherwise indicated therein, the persons named in this table have sole voting and sole investment power or share voting and investment power with their respective spouses, with respect to all shares beneficially owned. Beneficial ownership may be disclaimed as to certain of the securities.

(2) Includes 480 shares of restricted stock which vest on February 21, 2011. Also includes 17,071 phantom stock units acquired by Mr. Wood under the Company's Deferred Compensation Plan for which payment is to be made in the form of Company common stock.

(3) Includes 1,250 shares of restricted stock which vest on July 5, 2010, 2,500 shares which vest on February 27, 2010 and 2,500 shares which vest on February 21, 2011.

(4)  Includes 200 shares of restricted stock which vest on February 21, 2011.

(5) Includes 240 shares of restricted stock which vest on February 21, 2011. Also includes 20,040 phantom stock units acquired by Mr. Kowalski under the Company's Deferred Compensation Plan for which payment is to be made in the form of Company common stock.

(6) Includes 370 shares of restricted stock which vest on February 21, 2011. Also Includes 17,366 shares owned by MP Tooling & Engineering, Inc. and 2,261 shares owned by LVM Enterprises, Inc., both of which companies are 100% owned by Mr. Morawski.

(7)  Includes 210 shares of restricted stock which vest on February 21, 2011.

(8)  Includes 220 shares of restricted stock which vest on February 21, 2011.

(9) Includes 10,000 shares of restricted stock which vest on March 15, 2010 and 1,200 shares which vest on February 21, 2011.

(10) Includes 750 shares of restricted stock which vest on February 27, 2010 and 900 shares which vest on February 21, 2011.

(11) Includes 8,600 shares of restricted stock which vest on March 19, 2010 and 1,200 shares which vest on February 21, 2011.

(12) Includes 1,250 shares of restricted stock which vest on February 27, 2010 and 1,200 shares which vest on February 21, 2011.

              SECURITY OWNERSHIP OF SHAREHOLDERS HOLDING 5% OR MORE

     The table below contains shareholder information for persons believed by the Company to own five percent or more of the Company's common stock. Ownership of the Company's common stock is shown in terms of "beneficial ownership." A person generally "beneficially owns" shares if he has either the right to vote those shares or dispose of them. More than one person may be considered to beneficially own the same shares.

     In this Proxy Statement, unless otherwise noted, a person has sole voting and dispositive power for those shares shown as beneficially owned by him. The percentages shown below compare the persons beneficially owned shares with the total number of shares of the Company's common stock outstanding on November __, 2008 (__________ shares).

                                         NUMBER
NAME AND ADDRESS                           OF       PERCENT
OF BENEFICIAL OWNER                      SHARES    OF CLASS
------------------------------------   ---------   --------
Christopher S. Olson                   276,277(1)    8.91%
22641 Statler
St. Clair Shores, MI 48081

Lance K. Olson                         226,277(2)    7.30%
305 Lincoln
Grosse Pointe, MI 48230

Madison Holdings Limited Partnership   237,157(3)    7.65%
27301 Dequindre Road
Madison Heights, Michigan 48071

Dr. Leon Fill Foundation                 5,351(3)     .17%
27301 Dequindre Road
Madison Heights, Michigan 48071

Norman M. Fill                             597(3)     .02%
27301 Dequindre Road
Madison Heights, Michigan 48071

----------
(1)  Based upon information disclosed in a Schedule 13G filed on July 6, 2006.

(2)  Based upon information disclosed in a Schedule 13G filed on July 6, 2006.

(3) Based upon information disclosed in Schedules 13D filed on or around August 31, 2001 and records of the Company's stock transfer agent. Madison Holdings Limited Partnership ("Madison"), Dr. Leon Fill Foundation (the "Foundation"), and Norman M. Fill ("Fill") disclosed that they had sole power to vote or dispose of certain shares. Fill is the managing partner of Madison and the sole trustee of the Foundation. Madison, the Foundation and Fill are believed to own an aggregate of 243,105 shares of common stock or approximately 8.0%.

                       WHERE YOU CAN FIND MORE INFORMATION

     The Company files reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may read and copy, at the prescribed rates, this information at the SEC's Public Reference Room, 100 F Street, N.W., Washington, D.C. 20549.

     The SEC also maintains an Internet world wide website that contains reports, proxy statements and other information about issuers including the Company, who file electronically with the SEC. The address of that site is http://www.sec.gov. The Company maintains a website at http://www.psbnetbank.com.

                       REQUIREMENTS, INCLUDING DEADLINES,
           FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS
                       AND OTHER BUSINESS OF SHAREHOLDERS

     In order to have a shareholder proposal included in next year's proxy statement, under the SEC's proxy rules, a proposal in compliance with SEC Rule 14a-8 must be received by us in writing addressed to: David A. Wilson, Secretary at the office address set forth above no later than November 26, 2008.

     Under our Bylaws, certain procedures are provided which a shareholder must follow to nominate persons for director or to introduce an item of business at an Annual Meeting of Shareholders outside of SEC Rule 14a-8. Nominations for directors or introduction of an item of business should be submitted in writing to the Company's president at 1800 East 12 Mile Road, Madison Heights, Michigan 48071-2600. The nomination or proposed item must be received:

          - no later than 90 days before the first anniversary of the preceding year's annual meeting of shareholders; and

          - no earlier than the close of business on the 120th day before the first anniversary of the preceding year's annual meeting of shareholders.

     The nomination must contain the following information about the nominee:

          -    name and address;

          - a description of all arrangements or understandings between the shareholder and the nominee;

          - the number and kinds of securities of the Company held by the nominee;

          - such other information regarding the proposed nominee as may be requested by the board of directors; and

          - a signed consent of the nominee to serve as a director of the Company, if elected.

     Notice of a proposed item of business outside of SEC Rule 14a-8 must include:

          - a brief description of the matter and the reasons for introducing such matter at the Annual Meeting;

          -    the shareholder's name and address;

          - the class and number of shares of the Company's capital stock held by the shareholder; and

          -    any material interest of the shareholder in such business.

     The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

     The discussion above is intended merely as a summary. Persons wishing to submit a proposal or a nominee for director should consult the Company's bylaws, a copy of which can be obtained free of charge by writing to David A. Wilson, Secretary at the office address set forth above.

     Whether or not you plan to attend the meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy in the enclosed envelope.

                                        By Order of the Board of Directors,


                                        David A. Wilson
                                        Secretary

                                                                      APPENDIX A

                         TARP CAPITAL PURCHASE PROGRAM

                       SENIOR PREFERRED STOCK AND WARRANTS

                        SUMMARY OF SENIOR PREFERRED TERMS

ISSUER:             Qualifying Financial Institution ("QFI") means (i) any U.S.
                    bank or U.S. savings association not controlled by a Bank Holding Company ("BHC") or Savings and Loan Holding Company ("SLHC"); (ii) any U.S. BHC, or any U.S. SLHC which engages only in activities permitted for financial holdings companies under Section 4(k) of the Bank Holding Company Act, and any U.S. bank or U.S. savings association controlled by such a qualifying U.S. BHC or U.S. SLHC; and
                    (iii) any U.S. BHC or U.S. SLHC whose U.S. depository institution subsidiaries are the subject of an application under Section 4(c)(8) of the Bank Holding Company Act; except that QFI shall not mean any BHC, SLHC, bank or savings association that is controlled by a foreign bank or company. For purposes of this program, "U.S. bank", "U.S. savings association", "U.S. BHC" and "U.S. SLHC" means a bank, savings association, BHC or SLHC organized under the laws of the United States or any State of the United States, the District of Columbia, any territory or possession of the United States, Puerto Rico, Northern Mariana Islands, Guam, American Samoa, or the Virgin Islands. THE UNITED STATES DEPARTMENT OF THE TREASURY WILL DETERMINE ELIGIBILITY AND ALLOCATION FOR QFIS AFTER CONSULTATION WITH THE APPROPRIATE FEDERAL BANKING AGENCY.

INITIAL HOLDER:     United States Department of the Treasury (the "UST").

SIZE: QFIs may sell preferred to the UST subject to the limits and terms described below.

                    Each QFI may issue an amount of Senior Preferred equal to not less than 1% of its risk-weighted assets and not more than the lesser of (i) $25 billion and (ii) 3% of its risk-weighted assets.

SECURITY:           Senior Preferred, liquidation preference $1,000 per share.
                    (Depending upon the QFI's available authorized preferred shares, the UST may agree to purchase Senior Preferred with a higher liquidation preference per share, in which case the UST may require the QFI to appoint a depositary to hold the Senior Preferred and issue depositary receipts.)

RANKING: Senior to common stock and pari passu with existing preferred shares other than preferred shares which by their terms rank junior to any existing preferred shares.

REGULATORY
CAPITAL
STATUS:             Tier l.

TERM:               Perpetual life.

DIVIDEND:           The Senior Preferred will pay cumulative dividends at a rate of 5% per annum until the fifth anniversary of the date of this investment and thereafter at a rate of 9% per annum.
                    For Senior Preferred issued by banks which are not subsidiaries of holding companies, the Senior Preferred will pay non-cumulative dividends at a rate of 5% per annum until the fifth anniversary of the date of this investment and thereafter at a rate of 9% per annum. Dividends will be payable quarterly in arrears on February 15, May 15, August
                    15 and November 15 of each year.

REDEMPTION:         Senior Preferred may not be redeemed for a period of three years from the date of this investment, except with the proceeds from a Qualified Equity Offering (as defined below) which results in aggregate gross proceeds to the QFI of not less than 25% of the issue price of the Senior Preferred.
                    After the third anniversary of the date of this investment, the Senior Preferred may be redeemed, in whole or in part, at any time and from time to time, at the option of the QFI.
                    All redemptions of the Senior Preferred shall be at 100% of its issue price, plus (i) in the case of cumulative Senior
                    Preferred, any accrued and unpaid dividends and (ii) in the case of non-cumulative Senior Preferred, accrued and unpaid dividends for the then current dividend period (regardless of whether any dividends are actually declared for such dividend period), and shall be subject to the approval of the QFI's primary federal bank regulator.

                    "Qualified Equity Offering" shall mean the sale by the QFI after the date of this investment of Tier 1 qualifying perpetual preferred stock or common stock for cash.

                    Following the redemption in whole of the Senior Preferred held by the UST, the QFI shall have the right to repurchase any other equity security of the QFI held by the UST at fair market value.

RESTRICTIONS
ON DIVIDENDS:       For as long as any Senior Preferred is outstanding, no
                    dividends may be declared or paid on junior preferred shares, preferred shares ranking pari passu with the Senior
                    Preferred, or common shares (other than in the case of pari passu preferred shares, dividends on a pro rata basis with the Senior Preferred), nor may the QFI repurchase or redeem any junior preferred shares, preferred shares ranking pari passu with the Senior Preferred or common shares, unless (i) in the case of cumulative Senior Preferred all accrued and unpaid dividends for all past dividend periods on the Senior
                    Preferred are fully paid or (ii) in the case of non-cumulative Senior Preferred the full dividend for the latest completed dividend period has been declared and paid in full.

COMMON DIVIDENDS:   The UST's consent shall be required for any increase in
                    common dividends per share until the third anniversary of the date of this investment unless prior to such third anniversary the Senior Preferred is redeemed in whole or the UST has transferred all of the Senior Preferred to third parties.

REPURCHASES:        The UST's consent shall be required for any share
                    repurchases (other than (i) repurchases of the Senior
                    Preferred and (ii) repurchases of junior preferred shares or common shares in connection with any benefit plan in the ordinary course of business consistent with past practice) until the third anniversary of the date of this investment unless prior to such third anniversary the Senior Preferred is redeemed in whole or the UST has transferred all of the Senior Preferred to third parties. In addition, there shall be no share repurchases of junior preferred shares, preferred shares ranking pari passu with the Senior
                    Preferred, or common shares if prohibited as described above under "Restrictions on Dividends".

VOTING RIGHTS:      The Senior Preferred shall be non-voting, other than class voting rights on (i) any authorization or issuance of shares ranking senior to the Senior Preferred, (ii) any amendment to the rights of Senior Preferred, or (iii) any merger, exchange or similar transaction which would adversely affect the rights of the Senior Preferred.

                    If dividends on the Senior Preferred are not paid in full for six dividend periods, whether or not consecutive, the Senior Preferred will have the right to elect 2 directors. The right to elect directors will end when full dividends have been paid for four consecutive dividend periods.

TRANSFERABILITY:    The Senior Preferred will not be subject to any contractual restrictions on transfer. The QFI will file a shelf registration statement covering the Senior Preferred as promptly as practicable after the date of this investment and, if necessary, shall take all action required to cause such shelf registration statement to be declared effective as soon as possible. The QFI will also grant to the UST piggyback registration rights for the Senior Preferred and will take such other steps as may be reasonably requested to facilitate the transfer of the Senior Preferred including, if requested by the UST, using reasonable efforts to list the Senior Preferred on a national securities exchange. If requested by the UST, the QFI will appoint a depositary to hold the Senior Preferred and issue depositary receipts.

EXECUTIVE
COMPENSATION:       As a condition to the closing of this investment, the QFI
                    and its senior executive officers covered by the EESA shall modify or terminate all benefit plans, arrangements and agreements (including golden parachute agreements) to the extent necessary to be in compliance with, and following the closing and for so long as UST holds any equity or debt securities of the QFI, the QFI shall agree to be bound by, the executive compensation and corporate governance requirements of Section 111 of the EESA and any guidance or regulations issued by the Secretary of the Treasury on or prior to the date of this investment to carry out the provisions of such subsection. As an additional condition to closing, the QFI and its senior executive officers covered by the EESA shall grant to the UST a waiver releasing the UST from any claims that the QFI and such senior executive officers may otherwise have as a result of the issuance of any regulations which modify the terms of benefits plans, arrangements and agreements to eliminate any provisions that would not be in compliance with the executive compensation and corporate governance requirements of Section 111 of the EESA and any guidance or regulations issued by the Secretary of the Treasury on or prior to the date of this investment to carry out the provisions of such subsection.

                            SUMMARY OF WARRANT TERMS

WARRANT: The UST will receive warrants to purchase a number of shares of common stock of the QFI having an aggregate market price equal to 15% of the Senior Preferred amount on the date of investment, subject to reduction as set forth below under "Reduction". The initial exercise price for the warrants, and the market price for determining the number of shares of common stock subject to the warrants, shall be the market price for the common stock on the date of the Senior Preferred investment (calculated on a 20-trading day tiailing average), subject to customary anti-dilution adjustments. The exercise price shall be reduced by 15% of the original exercise price on each six-month anniversary of the issue date of the warrants if the consent of the QFI stockholders described below has not been received, subject to a maximum reduction of 45% of the original exercise price.

TERM:               10 years

EXERCISABILITY:     Immediately exercisable, in whole or in part

TRANSFERABILITY:    The warrants will not be subject to any contractual
                    restrictions on transfer; provided that the UST may only transfer or exercise an aggregate of onehalf of the warrants prior to the earlier of (i) the date on which the QFI has received aggregate gross proceeds of not less than 100% of the issue price of the Senior Preferred from one or more Qualified Equity Offerings and (ii) December 31, 2009.
                    The QFI will file a shelf registration statement covering the warrants and the common stock underlying the warrants as promptly as practicable after the date of this investment and, if necessary, shall take all action required to cause such shelf registration statement to be declared effective as soon as possible. The QFI will also grant to the UST piggyback registration rights for the warrants and the common stock underlying the warrants and will take such other steps as may be reasonably requested to facilitate the transfer of the warrants and the common stock underlying the warrants. The QFI will apply for the listing on the national exchange on which the QFI's common stock is traded of the common stock underlying the warrants and will take such other steps as may be reasonably requested to facilitate the transfer of the warrants or the common stock.

VOTING: The UST will agree not to exercise voting power with respect to any shares of common stock of the QFI issued to it upon exercise of the warrants.

REDUCTION:          In the event that the QFI has received aggregate gross
                    proceeds of not less than 100% of the issue price of the Senior Preferred from one or more Qualified Equity Offerings on or prior to December 31, 2009, the number of shares of common stock underlying the warrants then held by the UST shall be reduced by a number of shares equal to the product of (i) the number of shares originally underlying the warrants (taking into account all adjustments) and (ii) 0.5.

CONSENT: In the event that the QFI does not have sufficient available authorized shares of common stock to reserve for issuance upon exercise of the warrants and/or stockholder approval is required for such issuance under applicable stock exchange rules, the QFI will call a meeting of its stockholders as soon as practicable after the date of this investment to increase the number of authorized shares of common stock and/or comply with such exchange rules, and to take any other measures deemed by the UST to be necessary to allow the exercise of warrants into common stock.

SUBSTITUTION:       In the event the QFI is no longer listed or traded on a
                    national securities exchange or securities association, or the consent of the QFI stockholders described above has not been received within 18 months after the issuance date of the warrants, the warrants will be exchangeable, at the option of the UST, for senior term debt or another economic instrument or security of the QFI such that the UST is appropriately compensated for the value of the warrant, as determined by the UST.

                                                                      APPENDIX B

                                 PSB GROUP, INC.

                     AMENDMENT TO ARTICLES OF INCORPORATION

                                   ARTICLE III

     The total number of shares of all classes of the capital stock which the Corporation has authority to issue is 7,200,000, which shall be divided into a class of 7,000,000 shares of common stock and a class of 200,000 shares of preferred stock.

PREFERRED STOCK

     Subject to the limitations and restrictions set forth in this Article III, the board of directors is authorized and empowered at any time, and from time to time, to designate and issue any authorized and unissued preferred stock (whether or not previously designated as shares of a particular series, and including preferred stock of any series issued and thereafter acquired by the Corporation) as shares of one or more series, hereby or hereafter to be designated. Each different series of preferred stock may vary as to dividend rate, redemption price, liquidation price, voting rights and conversion rights, if any, all of which shall be fixed as hereinafter provided. Each series of preferred stock issued hereunder shall be so designated as to distinguish the shares thereof from the shares of the other series and classes. All preferred stock of any one series shall be alike in every particular.

     The rights, qualifications, limitations or restrictions or each series of preferred stock shall be as stated and expressed in the resolution or resolutions adopted by the board of directors which provides for the issuance of such series, which resolutions may include, but shall not be limited to, the following:

     (i) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the board of directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the board of directors;

     (ii) The rate of the dividends thereon and the relation which such dividends shall bear to the dividends payable on any other class of capital stock or any other series of preferred stock, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and if cumulative, the date or dates from which dividends shall accumulate;

     (iii) The amount per share, if any, which the holders of preferred stock of such series shall be entitled to receive, in addition to any dividends accrued and unpaid thereon, (a) upon the redemption thereof, plus the premium payable upon redemption, if any; or (b) upon the voluntary liquidation, dissolution or winding up of the Corporation; or (c) upon the involuntary liquidation, dissolution or winding up of the Corporation;

     (iv) The conversion or exchange rights, if any, of such series, including without limitation, the price or prices, rate or rates, provision for the adjustment thereof (including provisions for protection against the dilution or impairment of such rights), and all other terms and conditions upon which preferred stock constituting such series may be convertible into, or exchangeable for shares of any other class or classes or series;

     (v) Whether the shares of such series shall be redeemable, and, if redeemable, whether redeemable for cash, property or rights, including securities of any other corporation, at the option of either the holder or the Corporation or upon the happening of a specified event, the limitations and restrictions with respect to such redemption, the time or times when, the price or prices or rate or rates at which, the adjustments with which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed;

     (vi) Whether the shares of such series shall be subject to the operation of a purchase, retirement, or sinking fund, and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

     (vii) The voting rights per share, if any, of each such series, and whether and under what conditions the shares of such series (alone or together with the shares of one or more other series) shall be entitled to vote separately as a single class, upon any merger, share exchange or other transaction of the Corporation, or upon any other matter, including (without limitation) the elections of one or more additional directors of the Corporation in case of dividend arrearage or other specified events; and

     (viii) Whether the issuance of any additional shares of such series, or of any shares of any other series shall be subject to restrictions of such series, as the board of directors may deem advisable and as shall not be inconsistent with the provisions of these articles of incorporation.

COMMON STOCK

     No shares of common stock shall be entitled to any preferences, and each share of common stock shall be equal to every other share of such class of stock in every respect. At all meetings of shareholders of the Corporation, the holders of the common stock shall be entitled to one vote for each share of common stock held by them of record.

[X] PLEASE MARK VOTES                   REVOCABLE PROXY
    AS IN THIS EXAMPLE                  PSB GROUP, INC.

                                                                                                          FOR  AGAINST  ABSTAIN
              SPECIAL MEETING OF SHAREHOLDERS                   1. To   amend   PSB   Group,   Inc.'s     [ ]    [ ]      [ ]
                    DECEMBER _____, 2008                           articles   of   incorporation   to
                  9:00 A.M., EASTERN TIME                          increase the number of  authorized
                                                                   common shares and to authorize the
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS       issuance of preferred stock by the
                                                                   company.
      The  undersigned  hereby  appoints the official  Proxy
Committee  of PSB Group,  Inc.  (the  "Company"),  with full                                              FOR  AGAINST  ABSTAIN
power of substitution,  to act as proxy for the undersigned,    2. To   consider   and  act   upon  a     [ ]    [ ]      [ ]
and to vote all shares of Common  Stock of the Company  that       proposal  to adjourn  or  postpone
the  undersigned is entitled to vote at the Special  Meeting       the meeting, if necessary,  in the
of Shareholders, to be held on ________, December ___, 2008,       event that an insufficient  number
at 9:00 a.m., at the Ukranian  Cultural  Center,  26601 Ryan       of shares is  present in person or
Road,  Warren,  Michigan,  and at any and  all  adjournments       by proxy to approve  and adopt the
thereof, as indicated on this proxy.                               proposal to amend the  articles of
                                                                   incorporation.

                                                                          THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                                                             "FOR" EACH OF THE LISTED PROPOSALS.

                                                                THIS PROXY IS REVOCABLE  AND WILL BE VOTED AS DIRECTED,  BUT
                                                                IF NO INSTRUCTIONS  ARE SPECIFIED,  THIS PROXY WILL BE VOTED
                                                                "FOR"  EACH  OF  THE PROPOSALS LISTED. IF ANY OTHER BUSINESS
                                                                IS  PRESENTED  AT THE  SPECIAL  MEETING,  THIS PROXY WILL BE
                                                                VOTED BY THE PROXIES IN THEIR BEST JUDGMENT.  AT THE PRESENT
                                                                TIME,  THE BOARD OF DIRECTORS  KNOWS OF NO OTHER BUSINESS TO
                                                                BE PRESENTED AT THE SPECIAL MEETING.

                                                                You can vote if you are a shareholder of record on _________, 2008.

                                                                A majority of shares of common stock must be  represented at the meeting.  If there are insufficient  shares, the meeting may be adjourned.

Please be sure to date and sign    Date
this  proxy  card in the box
below.

    Sign above

--------------------------------------------------------------------------------
  - DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. -

                                 PSB GROUP, INC.

                               PLEASE ACT PROMPTLY
      PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

      THE ABOVE-SIGNED ACKNOWLEDGES RECEIPT FROM THE COMPANY PRIOR TO THE EXECUTION OF THIS PROXY, OF A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT DATED NOVEMBER ___, 2008.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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